140‑P1 05/25

INSTITUTIONAL FIDUCIARY TRUST
SUPPLEMENT DATED MAY 9, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED NOVEMBER 1, 2024, OF
MONEY MARKET PORTFOLIO (THE “FUND”)

Effective May 9, 2025, the Summary Prospectus and Prospectus of the Fund are amended as follows:

I.	The following replaces the “Annual Fund Operating Expenses” table and “Example” in the section titled “Fund Summary – Fees and Expenses of the Fund” in the Fund’s Summary Prospectus and Prospectus:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and service (12b‑1) fees	None
Other expenses	0.21%
Total annual Fund operating expenses[1]	0.36%
Fee waiver and/or expense reimbursement[2]	-0.19%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1],[3]	0.17%

1.
The fees and expenses shown in the table and included in the example below reflect the fees and expenses of both the Fund and The U.S. Government Money Market Portfolio (Master Portfolio), in which the Fund seeks to invest all of its assets in order to pursue its investment goal.

2.
Effective May 9, 2025, the investment manager has agreed to waive fees and/or reimburse operating expenses (excluding acquired fund fees and expenses, interest and certain non‑routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.17% until October 31, 2026. During the term, the fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of the termination date or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

3.	Total annual Fund operating expenses after fee waiver and/or expense reimbursement have been restated to reflect current operating expense caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio	$17	$96	$182	$436

II.	The following is added to the section titled “Fund Details – Management” of the Fund’s Prospectus:
Effective May 9, 2025, Advisers has agreed to waive fees and/or reimburse operating expenses (excluding acquired fund fees and expenses, interest and certain non‑routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.17% until October 31, 2026. During the term, the fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of the termination date or to lower the waiver and expense limitation.
Please retain this supplement for future reference.

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